EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Walking Company Holdings, Inc. and subsidiaries (the “Company”) on Form 10-Q for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Andrew D. Feshbach, President and Chief Executive Officer of the Company, and Roberta J. Morris, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to s.s. 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ANDREW D. FESHBACH	/s/ROBERTA J. MORRIS

Andrew D. Feshbach	Roberta J. Morris
President and Chief Executive Officer	Chief Financial Officer
November 14, 2008	November 14, 2008